UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                                 April 29, 2008
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



           Michigan                  001-32428                 30-0030900
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)


                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.03(a) Bankruptcy or Receivership

     On April 29, 2008 the Registrant, and its wholly owned subsidiary, Eugene Welding Company, filed petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Michigan, Southern Division. The petitions were assigned Case No. 08-50367-swr. Debtor in possession financing is being provided to the Registrant by Laurus Master Fund, Ltd., which is also the Registrant's senior secured lender. A hearing on first day motions has been scheduled for April 30, 2008.

Item 9.01 Financial Statements and Exhibits

     On April 29, 2008, Tarpon Industries, Inc. issued a press release relating to the filing of the Chapter 11 bankruptcy proceeding. The press release is annexed to this report as an Exhibit.

     Exhibit No. Description

     99.1 Press Release dated April 29, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TARPON INDUSTRIES, INC.

                                   Date: April 30, 2008

                                   By:/s/ James W. Bradshaw
                                      -----------------------------------------
                                          James W. Bradshaw,
                                          Chief Executive Officer